Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Phoenix Infrastructure LLC
3100 Olympus Boulevard, Suite 510
Coppell, Texas 75019
Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of Centersquare Issuer, LLC and Centersquare Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2024-1 and Series 2024-2. Phoenix Infrastructure LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Tenant Lease Data File, Subsequent Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, TD Securities (USA) LLC (“TD"), Wells Fargo Securities, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 12, 2024, representatives of the Company provided us with a computer-generated data file and related record layout (the “Initial Tenant Lease Data File”) containing data, as represented to us by the Company, as of March 31, 2024, with respect to 1,134 tenant leases.  At the Company’s instruction, we randomly selected (i) two tenant leases from each of the top 25 organizations (or one tenant lease for top 25 organizations with only one tenant lease) with the highest operational MMR as set forth on the Initial Tenant Lease Data File (the “Top 25 Organizations’ Sample Tenant Leases”) and (ii) 75 tenant leases from the remaining 1,095 tenant leases that (the “75 Random Tenant Leases”). The Top 25 Organizations’ Sample Tenant Leases and 75 Random Tenant Leases are collectively and hereinafter referred to as the “Initial Sample Leases.”

On August 13, 2024, representatives of TD, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Subsequent Tenant Lease Data File”) containing data, as represented to us by the Company, as of June 30, 2024, with respect to 1,155 tenant leases including 111 of the Initial Sample Leases.  At the Company’s instruction, we randomly selected 3 tenant leases set forth on the Subsequent Statistical Data File that were not Initial Sample Leases (the “Subsequent Sample Leases”).  The Initial Sample Leases and Subsequent Sample Leases are collectively and hereinafter referred to as the “Sample Leases.”

Further, on September 6, 2024, representatives of the Company provided us with a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of June 30, 2024 with respect to the 21 data center sites related to the tenant leases included in the Initial Tenant Lease Data File and Subsequent Tenant Lease Data File (the “Data Center Sites”).

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics
1. Facility (for informational purposes only) 2. Lease end date (if applicable) 3. Renewals (if applicable) 4. KW capacity	5. KW sold 6. Square foot capacity 7. Square foot sold

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of June 30, 2024 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Center Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable, and indicated below.

Tenant Lease Characteristics
1. Contract ID (for informational purposes only) 2. Organization name 3. Location 4. Escalator %	5. Renewal term 6. Operational MMR 7. Contract start date 8. Contract end date

We compared Tenant Lease Characteristics 2. through 8. to the corresponding information set forth on or derived from the master services agreement, transaction report, service order or invoice (collectively, the “Service Order”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 6., differences of 2.5% or less of the related amount set forth on the Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable, are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 7. and 8., differences of 31 days or less are deemed to be “in agreement.”

The tenant lease documents described above and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File, Initial Tenant Lease Data File or Subsequent Tenant Lease Data File, as applicable, were found to be in agreement with the above-mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Data Center Site Data File, Initial Tenant Lease Data File or Subsequent Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Tenant Lease Data File, Subsequent Tenant Lease Data File or the Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 23, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 23, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics

1	Thirty-five differences in renewal term.
2	Twenty differences in contract start date.
3	Ten differences in contract end date.
4	One instance where we were unable to verify the renewal term.
5	One instance where we were unable to verify the contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 23, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Initial Tenant Lease Data File	Characteristic set forth on or derived from the Service Order

1	628896	Renewal term	15 months	36 months
1	628964	Renewal term	33 months	12 months
1	629036	Renewal term	13 months	12 months
1	629249	Renewal term	4 months	60 months
1	629389	Renewal term	25 months	36 months
1	629737	Renewal term	14 months	12 months
1	630053	Renewal term	9 months	12 months
1	630377	Renewal term	29 months	36 months
1	630430	Renewal term	11 months	24 months
1	630466	Renewal term	16 months	12 months
1	630475	Renewal term	34 months	24 months
1	630893	Renewal term	18 months	24 months
1	630905	Renewal term	47 months	60 months
1	631073	Renewal term	4 months	1 months
1	631087	Renewal term	13 months	12 months
1	631631	Renewal term	7 months	12 months
1	631859	Renewal term	16 months	12 months
1	633048	Renewal term	35 months	37 months
1	633179	Renewal term	24 months	36 months
1	635193	Renewal term	12 months	36 months
1	638058	Renewal term	41 months	60 months
1	638075	Renewal term	12 months	36 months
1	638278	Renewal term	15 months	24 months
1	720526	Renewal term	33 months	36 months
1	720798	Renewal term	16 months	12 months
1	723914	Renewal term	4 months	1 months
1	724382	Renewal term	47 months	57 months
1	724535	Renewal term	15 months	38 months
1	724549	Renewal term	12 months	39 months
1	724579	Renewal term	40 months	60 months
1	724599	Renewal term	11 months	12 months
1	724746	Renewal term	14 months	12 months
1	724834	Renewal term	48 months	60 months
1	725010	Renewal term	28 months	37 months
1	725108	Renewal term	57 months	60 months
2	628896	Contract start date	12/21/2023	3/21/2022
2	628964	Contract start date	5/1/2022	2/1/2024
2	629029	Contract start date	6/30/2021	7/31/2022
2	629249	Contract start date	12/30/2023	5/1/2020
2	629737	Contract start date	1/5/2024	4/1/2019
2	630377	Contract start date	12/31/2023	5/31/2023
2	630466	Contract start date	1/1/2024	5/31/2023
2	630869	Contract start date	10/7/2023	4/1/2023

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Initial Tenant Lease Data File	Characteristic set forth on or derived from the Service Order
2	631073	Contract start date	1/1/2024	4/1/2023
2	631441	Contract start date	1/9/2023	6/5/2023
2	631631	Contract start date	1/10/2024	3/1/2022
2	631859	Contract start date	12/24/2023	5/1/2022
2	633095	Contract start date	1/1/2025	3/1/2023
2	723073	Contract start date	8/2/2024	8/2/2019
2	724108	Contract start date	10/30/2024	11/13/2020
2	724162	Contract start date	5/1/2024	12/1/2021
2	724324	Contract start date	11/20/2024	11/20/2020
2	724382	Contract start date	12/22/2022	2/27/2023
2	725010	Contract start date	12/30/2023	3/16/2023
2	725108	Contract start date	1/1/2024	10/1/2023
3	629249	Contract end date	4/30/2024	5/1/2025
3	630475	Contract end date	11/1/2026	11/1/2024
3	630869	Contract end date	10/7/2024	4/1/2024
3	631631	Contract end date	8/10/2024	3/1/2024
3	633095	Contract end date	1/1/2026	3/1/2024
3	723073	Contract end date	9/2/2024	8/2/2022
3	724108	Contract end date	10/30/2025	11/13/2022
3	724162	Contract end date	5/1/2025	12/1/2026
3	724324	Contract end date	11/20/2025	2/20/2024
3	724579	Contract end date	4/29/2027	3/1/2027

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 23, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Tenant Lease Characteristics for the related Sample Lease from the Service Order provided:

Exception Description Number	Sample Lease number	Tenant Lease Characteristic not verified

4	633932	Renewal term
5	633932	Contract end date